================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 1, 2006

                         COMMISSION FILE NUMBER: 1-5989

                           ANIXTER INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)

                               DELAWARE                                                               94-1658138
         (State or other jurisdiction of incorporation or organization)                (I.R.S. Employer Identification No.)



                               2301 PATRIOT BLVD.
                            GLENVIEW, ILLINOIS 60026
                                 (224) 521-8000
          (Address and telephone number of principal executive offices)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))











================================================================================

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         Effective January 1, 2006, an employment agreement was made and entered into by and between Anixter Inc. and Robert W. Grubbs, Jr., President and Chief Executive Officer of Anixter International Inc. Anixter International Inc. is also a party to this Agreement, but solely for purposes of guaranteeing the undertakings made by Anixter Inc. with respect to certain benefit plans, programs or arrangements of Anixter International Inc.

         Effective January 1, 2006, an employment agreement was made and entered into by and between Anixter Inc. and Dennis J. Letham, Senior Vice President - Finance and Chief Financial Officer of Anixter International Inc. Anixter International Inc. is also a party to this Agreement, but solely for purposes of guaranteeing the undertakings made by Anixter Inc. with respect to certain benefit plans, programs or arrangements of Anixter International Inc.

         Copies of the employment agreements with Robert W. Grubbs, Jr., and Dennis J. Letham are included as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         Anixter International Inc. announced that its Board of Directors has been expanded with the appointment of Linda Walker Bynoe as a director, effective as of January 1, 2006. Bynoe has also been named to serve on Anixter's Compensation and Nominating & Governance Committees.

         Ms. Bynoe is currently President and Chief Executive Officer of Telemat Ltd., a project management and consulting firm based in Chicago. Ms. Bynoe also manages a private equity investment portfolio. Prior to joining Telemat in 1989, she held positions in the Capital Markets Division of Morgan Stanley (1978 -
1989) and in public accounting (1975 - 1978), where she obtained her license as a Certified Public Accountant.

         Ms. Bynoe currently serves as a director of Dynegy Inc., a wholesale power generator; Simon Property Group, Inc., a real estate investment trust engaged in the ownership and management of retail real estate; Prudential Retail Mutual Funds, a diversified fund complex; and Fidelity Life Association, a mutual insurance company.

         A copy of the press release, dated January 3, 2006, which announces this appointment, is included as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

   Exhibits

     10.1   Employment Agreement dated January 1, 2006 between Anixter Inc. and
            Robert W. Grubbs, Jr.

     10.2   Employment Agreement dated January 1, 2006 between Anixter Inc. and
            Dennis J. Letham.

     99.1   Press Release dated January 3, 2006 issued by Anixter International
            Inc.

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                   ANIXTER INTERNATIONAL INC.


January 5, 2006                    By:      /s/ Dennis J. Letham
                                       -------------------------------
                                              Dennis J. Letham
                                       Senior Vice President - Finance
                                         and Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.  DESCRIPTION

10.1         Employment Agreement dated January 1, 2006 between Anixter Inc. and
             Robert W. Grubbs, Jr.

10.2         Employment Agreement dated January 1, 2006 between Anixter Inc. and
             Dennis J. Letham.

99.1         Press Release dated January 3, 2006 issued by Anixter International
             Inc.